UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2006

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580

(Commission File Number)	(I.R.S. Employer Identification No.)

1684 West Hibiscus Blvd., Melbourne, Florida	32901

(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Press release dated November 14, 2006.

Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of The Goldfield Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On November 14, 2006, The Goldfield Corporation issued a press release announcing its results of operations for the three and nine months ended September 30, 2006. A copy of this press release is attached and incorporated by reference herein as Exhibit 99-1.

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99-1	Press release of The Goldfield Corporation dated November 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry

Name:	Stephen R. Wherry
Title:	Senior Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Dated:  November 14, 2006

INDEX TO EXHIBITS

Number	Description

Exhibit 99-1	Press release of The Goldfield Corporation dated November 14, 2006.